UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2020

MACY'S, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	1-13536	13-3324058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 West 34th Street, New York, New York 10001
(Address of Principal Executive Offices)
(513) 579-7780
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value per share	M	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 2.02.	Results of Operations and Financial Condition.

On July 1, 2020, Macy’s, Inc. ("Macy’s") issued a press release announcing Macy’s financial condition, results of operations and cash flows as of and for the 13 weeks ended May 2, 2020. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Macy’s reports its financial results in accordance with U.S. generally accepted accounting principles (“GAAP”). The press release referred to above contains non-GAAP financial measures of earnings (loss) before interest, taxes, depreciation and amortization (“EBITDA”), adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings (loss) per share. Adjusted EBITDA, adjusted net income (loss) and adjusted diluted earnings (loss) per share exclude impairment, restructuring and other costs. A section has been included at the end of the press release that contains important additional information regarding these non-GAAP financial measures including reconciliation to the most directly comparable GAAP financial measure.

Item 8.01.	Other Events

As previously announced, in response to the COVID-19 pandemic, beginning April 1, 2020 the base salaries of each of our named executive officers (NEOs) were temporarily reduced by 20% and our Chief Executive Officer (CEO) and the Board of Directors received no cash compensation.
The Compensation and Management Development (CMD) Committee and our Board of Directors have approved restoring base salaries for our NEOs, including our CEO, and reinstating our Board of Directors’ cash compensation. All actions are effective July 1, 2020.
The CMD Committee generally approves equity grants to management at its March meeting and our Board of Directors receive annual equity grants following the annual meeting of shareholders in May. Due to the impact of the COVID-19 pandemic, the CMD Committee delayed approving equity grants to management. Equity grants to the Board of Directors were also delayed. The Company expects to make these equity grants in the next few weeks.

Item 9.01.	Financial Statements and Exhibits.
	(d)	Exhibits
		99.1	Press Release of Macy's dated July 1, 2020.
		104	Cover Page Interactive Data File (embedded within the Inline XBRL Document)

MACY'S, INC.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MACY'S, INC.

Dated: July 1, 2020	By: /s/ Paul Griscom
Name: Paul Griscom
Title: Vice President, Financial Reporting and Interim Chief Accounting Officer